Exhibit 10.3

LIMITED GUARANTY

This guaranty (“Guaranty”) is entered into as of the 6th day of June, 2024 and is given by PROCACCIANTI HOTEL REIT, INC., a Maryland corporation having an address of 1140 Reservoir Avenue, Cranston, Rhode Island 02920 (“Guarantor”) pursuant to the terms and conditions of that certain Commercial Real Estate Mortgage Loan Agreement (the “Loan Agreement”) by and between PHR TCI, LLC, a Delaware limited liability company having an address of 1140 Reservoir Avenue, Cranston, Rhode Island 02920 (the “Borrower”) and BERKSHIRE BANK, a Massachusetts banking corporation having an address of 60 State Street, 38th Floor, Boston, Massachusetts 02109 (the "Lender"). Capitalized terms used herein and not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

FOR VALUE RECEIVED, and to induce Lender to extend credit to Borrower as provided for in the Loan Agreement and the other Loan Documents, Guarantor hereby unconditionally agrees as follows:

1.             Guaranty. Guarantor, as a primary party and not merely as a surety, unconditionally and irrevocably guarantees the following “Guaranteed Obligations”:

A.            Specific Obligations. Any loss, damage or liability suffered by Lender (excluding any punitive, consequential, special or loss or diminution of value damages), to the extent the same arises out of any of the following (hereinafter, a “Guaranty Event”):

(i)                            Fraud by the Borrower or the Guarantor in connection with the operation of the Property, the making of the Loan or any future advances thereunder, or any certificates or documents provided in connection therewith;

(ii)                           Intentional misrepresentation or breach of warranty by Borrower or Guarantor in connection with the operation of the Property, the making of the Loan, or any future advances thereunder, or any certificates or documents provided in connection therewith;

(iii)                          The Borrower’s failure to maintain the insurance coverage required by the Loan Documents, unless funds to pay for such insurance premiums were, at the time in question, available in any applicable reserve accounts maintained with Lender for the purpose of paying such insurance premiums pursuant to the terms of the Loan Documents or when cash flow from the Property was insufficient to pay both insurance and other operational needs of the Property, including debt service for the Loan;

(iv)                          Wrongful and intentional retention, misapplication or misappropriation of any rental income, security deposits or other income arising with respect to the Property covered by the Mortgage which, under the terms thereof, should have been paid to Lender;

(v)                          The misapplication by Borrower or Guarantor of any insurance proceeds or condemnation awards attributable to the Property covered by the Mortgage or the other Loan Documents in violation of the Loan Documents;

(vi)                          Any liability under the Environmental Indemnity;

(vii)                         Any acts of Borrower or Guarantor taken (but excluding claims and defenses taken in good faith by Borrower or Guarantor) with the intent to hinder, delay or interfere with the exercise by the Lender of such party’s rights and remedies under the Loan Documents after the occurrence of an Event of Default, including, without limitation, the right to take possession of any of the Collateral, or collect rents distributions arising from any of the Collateral;

(viii)                        Any act of theft, vandalism, intentional physical waste or arson by Borrower, any principal, affiliate, member or manager thereof or by Guarantor;

(ix)                           Intentionally Omitted; or

(x)                            Borrower’s failure to pay taxes or other charges or assessments, charges for labor or materials or other charges that can create liens on the Property beyond any applicable notice and cure periods specified in the Loan Documents, unless funds to pay for such taxes or other items were, at the time in question, available in any applicable reserve accounts maintained with Lender for the purpose of paying such items to the terms of the Loan Documents or when cash flow from the Property was insufficient to pay both such items and the operational needs of the Property, including debt service for the Loan.

B.            Additional Obligations. Upon the occurrence of a Trigger Event (as defined hereunder) to the extent the same arises out of any of the following prior to any Transfer Date and notwithstanding the provisions set forth above, the Guarantor guarantees to the Lender the prompt and full payment (and not merely the collectability), performance and observance of all of the obligations, terms and conditions to be paid, performed or observed by Borrower under the Loan Agreement, the Note, and each other Loan Document, each as the same may be hereafter amended, modified, extended, renewed or recast, including, but not limited to the payment of the entire amount of all then outstanding principal balance of the Loan, together with interest and other charges thereon as provided for in the Loan Agreement or Note. As used herein, the term “Trigger Event” shall mean and refer to the occurrence of any of the following events:

(i)                            Any filing made by Borrower or the Guarantor of a petition or application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor’s relief law, or the making by Borrower or Guarantor of an assignment for the benefit of creditors, or the appointment of a receiver of any property of the Borrower in any action initiated by, or consented to, by the Borrower or the Guarantor;

(ii)                           The contesting or opposition by the Borrower or Guarantor of any motion for relief from the automatic stay filed by the Lender in any involuntary bankruptcy proceeding of the Borrower, except to the extent made in good faith; or

Upon the occurrence of any Guaranty Event or Trigger Event, Lender may at its option proceed directly and at once, without further notice, against Guarantor hereunder, without proceeding against the Borrower or any other person or other Collateral for the obligations of Guarantor under this Guaranty. Any sums payable by Guarantor hereunder shall bear interest at the Default Rate under the Note from the date of demand until the date paid.

Except as provided herein, this Guaranty shall survive and continue in full force and effect or be reinstated beyond and after the payment and satisfaction of the Guaranteed Obligations and the obligations of Borrower in the event all or part of any payment of any Guaranteed Obligation is voided, rescinded or recovered or Lender is otherwise required to disgorge or return any payment or property received as a result of any laws pertaining to insolvency, bankruptcy, preferences, fraudulent transfers or fraudulent conveyances.

Notwithstanding anything contained herein to the contrary, Guarantor shall not have any liability or obligations arising under this Guaranty hereinabove following one (1) year from the Transfer Date. For the purposes hereof, the term "Transfer Date" shall mean: (i) the date on which the Loan made by Lender to Borrower has been paid in full (without possibility for disgorgement); or (ii) the date on which control of the Property is placed into the hands of a receiver or similar trustee, master or custodian; or (iii) the date on which the mortgage lien of the Lender encumbering the Property is foreclosed or a conveyance by deed in lieu of foreclosure is fully and finally effective and Borrower has surrendered possession of the Property; provided that if any of the foregoing payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Transfer Date shall be deemed not to have occurred until such challenge is validly released, dismissed with prejudice or otherwise barred by law from further assertion.

2.             Waivers. Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

(i)                            all suretyship defenses and defenses in the nature thereof;

(ii)                           any right or claim of right to cause a marshalling of the assets of Borrower or of any Collateral, or to cause Lender to proceed against any of the other security for the Guaranteed Obligations or the obligations of Borrower before proceeding under this Agreement against Guarantor, or, if there shall be more than one Guarantor, to require Lender to proceed against any other Guarantor or any of Guarantors in any particular order;

(iii)                          all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties;

(iv)                          notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor; and

(v)                           the right to a trial by jury in any matter related to this Guaranty.

GUARANTOR AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS GUARANTY, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER IS GIVEN AS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS GUARANTY AND TO MAKE THE LOAN.

3.             Cumulative Rights. Lender’s rights under this Guaranty shall be in addition to and not in limitation of all of the rights and remedies of Lender under the Loan Documents or applicable law. All rights and remedies of Lender shall be cumulative and may be exercised in such manner and combination as Lender may determine.

4.             No Impairment. The liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or any other Guarantor or any person who succeeds Borrower as owner of the Property. In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

(i)                            any extensions of time for performance required by any of the Loan Documents;

(ii)                           any amendment, release, assignment or other modification of any of the Loan Documents;

(iii)                          any sale, transfer or assignment of the Loan or any sale, assignment or foreclosure of the Mortgage or any sale, transfer or exchange of all or part of the Property;

(iv)                          the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower, any general partner, member, owner, principal, trustee, beneficiary, or Lender of Borrower, or Guarantor, under any Loan Document or otherwise;

(v)                           the release of Borrower, any general partner, member, owner, principal, trustee, beneficiary, or Lender of Borrower, or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act, or otherwise;

(vi)                          the filing of any bankruptcy or reorganization proceeding by or against Borrower, any general partner, member, owner, principal, trustee, beneficiary, or Lender of Borrower, or any subsequent owner of the Property;

(vii)                         the release or substitution in whole or part of any collateral or security for the obligations or the Guaranteed Obligations;

(viii)                        Lender’s failure to record the Mortgage or file any UCC financing statements, or Lender’s improper recording or filing of any thereof, or Lender’s failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

(ix)                           the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents;

(x)                            the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower or any other person or entity; or

(xi)                           the failure of Lender to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise.

Any of the foregoing may be accomplished with or without notice to Borrower, any general partner, member, owner, principal, trustee, beneficiary, or Lender of Borrower or Guarantor and with or without consideration.

5.             Delay Not Waiver. No delay on Lender’s part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Lender in any instance shall constitute a waiver in any other instance.

6.             Warranties and Representations. Guarantor warrants and represents to Lender for the express purpose of inducing Lender to enter into the Loan Agreement, to make each Loan Advance, to accept this Guaranty, and to otherwise complete the transactions contemplated by the Loan Agreement that as of the date of this Guaranty, upon the date of each Loan Advance and at all times thereafter until the Loan is repaid and all Guaranteed Obligations to Lender have been satisfied in full, as follows:

(i)                            Incorporation by Reference. Each warranty and representation made by Guarantor in this Guaranty or in the Environmental Indemnity is true, accurate and complete in all material respects and is incorporated herein by reference.

(ii)                           Financial Information. True and complete copies of the financial statements of Guarantor have been delivered to Lender and each of the same are true, accurate and complete and fairly present Guarantor’s financial condition as of the dates thereof and no material and adverse change has occurred in Guarantor’s financial condition or business since the respective dates thereof;

(iii)                          No Violation. The payment and performance by Guarantor of Guarantor’s obligations under this Guaranty and the Environmental Indemnity do not and shall not constitute a violation of any law, order, regulation, contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor’s property may be bound;

(iv)                          No Litigation. There is no action, suit, litigation, investigation or proceeding of or before any arbitrator or governmental authority now pending or, to the best of Guarantor’s knowledge threatened in writing, by or against Guarantor with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or which if adversely decided could materially impair the ability of Guaranty to pay and perform its obligations hereunder or under the other Loan Documents to which it is a party;

(v)                           Intentionally Omitted.

(vi)                          Valid and Binding. Each of the Loan Documents to which Guarantor is a party constitutes such Guarantor’s legal, valid and binding obligation in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and with respect to the availability of remedies of specific enforcement subject to the discretion of the court before which proceedings therefor may be brought.

(vii)                         Solvency. AS of the date of this Guaranty, Guarantor is solvent and is not rendered insolvent by the obligations undertaken in this Guaranty. As of the date of this Guaranty, Guarantor is not contemplating either the filing of a petition or proceeding under any state or federal bankruptcy or insolvency or reorganization laws or the liquidating of all or a major portion of Guarantor’s property, and Guarantor has no knowledge of any such petition or proceeding being filed against Guarantor.

(viii)                        Material Economic Benefit. The granting of the Loan to Borrower will constitute a material economic benefit to Guarantor.

7.             Notices. Any notice or other communication in connection with this Guaranty shall be in writing and (i) deposited in the United States mail, postage prepaid by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, addressed as follows:

If to Guarantor:

1140 Reservoir Avenue

Cranston, Rhode Island 02920

Attn: Gregory D. Vickowski

With a copy to:

1140 Reservoir Avenue

Cranston, Rhode Island 02920

Attn: Ron M. Hadar, Esq.

If to Lender:

Berkshire Bank

60 State Street, 38th Floor

Boston, Massachusetts 02109

Attention: Angela DiPasquale, Vice President

with copies by regular mail or such hand delivery to:

Dalton & Finegold LLP

34 Essex Street

Andover, Massachusetts 01810

Attention: Kevin F. Yetman, Esq.

Any such addressee may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

All periods of notice shall be measured from the deemed date of delivery. A notice shall be deemed to have been given, delivered and received upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of post-mark, or (ii) if hand delivered by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day at the specified address.

8.             No Oral Change. No provision of this Agreement may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

9.             Parties Bound; Benefit. This Agreement shall be binding upon Guarantor and Guarantor’s respective successors and assigns and shall be for the benefit of Lender, and of any subsequent holder of Lender’s interest in the Loan and of any owner of a participation interest therein (provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, or obligations hereunder). In the event the interest of Lender under the Loan Documents is sold or transferred, then the liability of the Guarantor to Lender shall then be in favor of both Lender originally named herein and each subsequent holder of Lender’s interest therein, to the extent of their respective interests.

10.           Joint and Several. If there is more than one (1) Guarantor, the obligations of each Guarantor and such Guarantor’s respective successors and assigns representatives shall be and remain joint and several. Each reference to Guarantor shall include each Guarantor separately as well as all Guarantors collectively.

11.           Partial Invalidity. Each of the provisions hereof shall be enforceable against Guarantor to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

12.           Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts, without giving effect to principles of conflicts of law. It is understood and agreed that this Guaranty and all of the other Loan Documents were negotiated, executed and delivered in The Commonwealth of Massachusetts which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

13.           Consent to Jurisdiction. Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any Massachusetts State Court or any Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Guaranty.

14.           Financial Statements and Reports. Guarantor shall furnish or cause to be furnished to Lender from time to time the following financial statements and reports and other information:

(i)                            On an annual basis, within thirty (30) days following of filing with the Securities and Exchange Commission (the “SEC”) the Guarantor’s form 10-K as filed with the SEC.

15.           Omitted

16.           Subordination. Any claims of Guarantor, or any affiliated entity, of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived until the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to Lender.

17.           Setoff. Guarantor hereby grants to Lender, a lien, security interest and right of setoff as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender, or in transit to it. At any time during the continuance of an Event of Default, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

18.           Legal Fees, Costs and Expenses. Guarantor further agrees to pay upon demand all reasonable and customary out of pocket costs and expenses incurred by Lender or its successors or assigns in connection with enforcing any of the rights or remedies of Lender, or such successors or assigns, under or with respect to this Guaranty, including, but not limited to, reasonable attorneys’ fees and the expenses and disbursements of such attorneys. Any such amounts which are not paid within fifteen (15) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid. All costs and expenses shall be payable in addition to the Guaranteed Obligations and shall not be affected by any release to which Guarantor may become entitled pursuant to the terms of this Guaranty for the payment of the Guaranteed Obligations.

Witness the execution and delivery hereof as an instrument under seal as of the date first written above.

GUARANTOR:

PROCACCIANTI HOTEL REIT, INC.,
a Maryland corporation

Natasha V. Ruane	By:	/s/ James A. Procaccianti
Print Name:	Name: James A. Procaccianti
Title: President

The foregoing Guaranty is hereby accepted:

BERKSHIRE BANK

Cesar Fernandes	By:	/s/ Angela DiPasquale
Witness	Name: Angela DiPasquale
Title: Vice President